SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                    _________________________________________


                                     FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 15, 1996



                            TL LEASE FUNDING CORP. IV
                (Exact Name of Registrant as Specified in Charter)




     Delaware
(State or Other Jurisdiction
of Incorporation)


The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware
(Address of Principal Executive
Offices)
  33-95108
(Commission
File  Number)
     51-0366091
     (IRS Employer
     Identification
     Number)




                                      19801
                                    (Zip Code)



Registrant's telephone number, including area code:  (302) 658-7851



Page 1 of 8 sequentially-numbered pages.
Exhibit Index appears on page 4.

Item 5.   Other Events

Attached hereto as Exhibit 99.1 is the Monthly Statement for July 1996 with respect to TLFC IV Equipment Lease Trust 1995-1, a Delaware business trust (the "Trust"), which isssued $89,658,869 aggregate principal amount of its Class A 6.40% Equipment Lease Backed Notes and $10,802,273 aggregate principal amount of its Class B 7.55% Equipment Lease Backed Notes pursuant to an Indenture, dated as of October 6, 1995, between the Trust and Manufacturers and Traders Trust Company, as indenture trustee.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

99.1 Monthly Statement for July 1996 with respect to TLFC IV Equipment Lease Trust 1995-1.

                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TL LEASE FUNDING CORP. IV


                         By: /s/ Norman Smagley
                                 Name:  Norman Smagley
                                 Title:  Vice President


Dated:    August 22, 1996

                                 EXHIBIT INDEX

Exhibit No.    Description                                    Page No.

99.1      Monthly Statement for July 1996 with respect to
          TLFC IV Equipment Lease Trust 1995-1                   5